SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☒ Preliminary proxy statement.
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
☐ Definitive proxy statement.
☐ Definitive additional materials.
☐ Soliciting material pursuant to Rule 14a-12.
TRACKSOFT SYSTEMS, INC. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

March [___], 2012

To Our Shareholders:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of TrackSoft Systems, Inc. This meeting will be held on Monday April 17, 2012 at 1:00 p.m. Pacific Standard Time in the Bonita Library Meeting Room at 4375 Bonita Road, Bonita, CA 91902.

At this meeting, you will be asked to authorize our Board of Directors to

(i)	amend our Articles of Incorporation, for the purpose of increasing the authorized shares of Common Stock of the Company from 50,000,000 to 250,000,000 ;
(ii)	amend our Articles of Incorporation, for the purpose of changing the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and authorizing the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors;
(iii)	amend our Articles of Incorporation, for the purpose of changing the Company’s name to Premier Brands, Inc.; and
(iv)	approve the change of corporate domicile of the Company from Wyoming to Nevada;

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.
Sincerely,

/s/ Rosario Piacente Rosario Piacente Director Chief Executive Officer /s/ Jorge Olson Jorge Olson Director President

TRACKSOFT SYSTEMS, INC.
4364 Bonita Road, No. 424,
Bonita, California 91902

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 17, 2012

To Our Shareholders:

TrackSoft Systems, Inc. (the “Company”) will hold a Special Meeting of Shareholders in the Bonita Library Meeting Room at 4375 Bonita Road, Bonita, CA 91902 at 1:00 p.m. Pacific Standard Time on Monday, April 17, 2012, for the following purposes:

1.	amend our Articles of Incorporation, for the purpose of increasing the authorized shares of Common Stock of the Company from 50,000,000 to 250,000,000;
2.
amend our Articles of Incorporation, for the purpose of changing the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and authorizing the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors;

3.	amend our Articles of Incorporation, for the purpose of changing the Company’s name to Premier Brands, Inc.;
4.	approve the change of corporate domicile of the Company from Wyoming to Nevada; and
5.	act upon any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

The holders of record of the Company’s Common Stock at the close of business on March 12, 2012 are entitled to notice of and to vote at the Special Meeting with respect to the proposal. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the proposal in number 1, the proposal in number 2, the proposal in number 3 and the proposal in number 4 set forth above. These matters are more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,
/s/ Rosario Piacente Rosario Piacente Director Chief Executive Officer /s/ Jorge Olson Jorge Olson Director President

Bonita, California
March 23, 2012

TRACKSOFT SYSTEMS, INC.

4364 Bonita Road, No. 424
Bonita, California 91902

PROXY STATEMENT

FOR A SPECIAL MEETING

To Be Held April 17, 2012

SOLICITATION OF PROXIES

This Proxy Statement is furnished by the Board of Directors of TrackSoft Systems, Inc. (the “Company”) in connection with the solicitation of proxies for use at a Special Meeting of Shareholders to be held at 1:00 p.m. Pacific Standard Time, on Tuesday, in the Bonita Library Meeting Room at 4375 Bonita Road, Bonita, CA 91902, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”) and at any postponement or adjournment thereof. The shares represented by the form of proxy enclosed herewith will be voted in accordance with the specifications noted thereon. If no choice is specified, those shares will be voted in favor of the proposal set forth in the Notice. The form of proxy also confers discretionary authority with respect to amendments or variations to matters identified in the Notice and any other matters that may properly come before the meeting. This Proxy Statement and the enclosed proxy form are first being sent to shareholders on or about March 24, 2012.

The cost of soliciting these proxies will be paid by the Company, including reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy material to and soliciting proxies from the shareholders of record. In addition to such solicitation and the solicitation made hereby, certain directors, officers and employees of the Company may solicit proxies by fax, telephone and personal interview.

REVOCABILITY OF PROXIES

A shareholder who has given a proxy may revoke it as to any motion on which a vote has not already been taken by signing a proxy bearing a later date or by a written notice delivered to the Secretary of the Company at the offices of the Company, 4364 Bonita Road, No. 424, Bonita, California 91902, at any time up to the meeting or any postponement or adjournment thereof, or by delivering it to the Chairman of the meeting on such date.

VOTING SECURITIES

All shareholders of record as of the close of business on March 12, 2012 are entitled to notice of and to vote at the Special Meeting. On March 12, 2012, the Company had 757,000 shares of common stock, with $0.001 par value per share (“Common Stock”) outstanding. This number does not include Common Stock held as treasury stock by the Company, which is not considered outstanding. The Common Stock is the only class of voting securities of the Company. Shareholders are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held on the record date. The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed amendments to the Company’s Articles of Incorporation and the change of corporate domicile from Wyoming to Nevada. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

DISSENTER’S RIGHTS

Holders of our voting securities have dissenter’s rights under the Wyoming Statutes in connection with the proposed change of the Company’s corporate domicile from the State of Wyoming to the State of Nevada. See Proposal 4—Change of the Corporate Domicile from the State of Wyoming to the State of Nevada—Dissenter’s Rights. Holders of our voting securities do not have dissenter’s rights under the Wyoming Statues in connection with the proposal in number 1, proposal in number 2, and proposal in number 3.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

PROPOSAL NUMBER 1
TO AMEND THE COMPANY’S
ARTICLES OF INCORPORATION
TO PERMIT INCREASE OF AUTHORIZED SHARES
(ITEM 1 ON PROXY CARD)

General

The Company's Articles of Incorporation currently authorizes the issuance of 50,000,000 shares of the Company’s Common Stock, with $0.001 par value per share. As of March 12, 2012, the Company had a total of 757,000 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to increase authorized shares of Common Stock from 50,000,000 to 250,000,000.

Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to Article Five of our Articles of Incorporation, to increase the number of shares of Common Stock we are authorized to issue from 50,000,000 to 250,000,000.

The proposed amendment provides that the first paragraph of Article Five of the existing Articles of Incorporation, be amended to read in its entirety as follows:

“The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is 300,000,000 shares consisting of and divided into:

(i) one class of 250,000,000 shares of Common Stock, $0.001 par value per share; and

(ii) one class of 50,000,000 shares of Preferred Stock, $0.001 par value per share, which may be divided into and issued in Series, as hereinafter provided.”

Purposes and Effects of the Proposed Amendment

The proposed amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 50,000,000 to 250,000,000. The additional shares of Common Stock would be a part of the existing Common Stock and, when issued, would have the same rights and privileges as such shares of Common Stock currently issued and outstanding or held as treasury stock, as the case may be.

No additional action or authorization by the Company’s shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law. Under the Company’s Articles of Incorporation, the Company’s shareholders do not have preemptive rights with respect to its Common Stock. As a result, if the Board of Directors elects to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. If the proposed amendment is not approved by the shareholders, the Company’s existing Articles of Incorporation will continue in effect and the stock split will not take place.

The primary purpose of the proposed amendment is to authorize a sufficient number of shares to effect a seventy-for-one stock split, pursuant to which each shareholder of record on April 17, 2012 would receive sixty-nine additional share of Common Stock for each share of Common Stock held on that date. The Company’s shares of Common Stock held on April 17, 2012 as treasury stock will be split seventy-for-one in the same manner and at the same time as shares of issued and outstanding Common Stock.

As of the close of business on March 12, 2012, 757,000 shares of Common Stock were issued and outstanding. In addition 1,578,000 shares were held by the Company as treasury stock.

The Board believes that the proposed increase to 250,000,000 authorized shares of Common Stock is desirable so that, as the need may arise, we will have the flexibility to issue shares of Common Stock without additional expense or delay in connection with corporate activities that may be identified in the future. Such future activities may include, but are not limited to; stock dividends or stock splits, equity financings, making acquisitions through use of our stock, and adopting new or modifying current management incentive and employee benefit plans. In addition, the Board of Directors expects that the increase in the number of outstanding shares of Common Stock that would result from the stock split will place the market price of the Common Stock in a range that is more attractive to investors and may result in a broader market for such shares. The approval of the stock split by the Board of Directors is subject to the approval of the proposed amendment by the shareholders. Other than as described in this Proxy Statement, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purpose.

The adoption of this proposed amendment to our Articles of Incorporation will result in a greater number of shares of Common Stock available for issuance. Our shareholders could therefore experience a significant reduction in their shareholders’ interests with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued other than through a proportional issuance such as a stock split or stock dividend.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by our shareholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that would make a change in control of the Company more difficult and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

If the amendment to the Articles of Incorporation is approved by the shareholders, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Wyoming reflecting the increase in authorized shares. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Wyoming. The stock split will be effective as of the date of such filing.

If the proposed amendment is adopted, each shareholder of record at the close of business on April 17, 2012 would receive sixty-nine additional share of Common Stock for each share of Common Stock then owned of record by such shareholder. We expect that statements will be mailed to shareholders and shareholder records will be adjusted to reflect the stock split soon thereafter.

Required Vote

The approval of the adoption of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposal, and unanimously recommends that the Company's shareholders vote FOR approval of the proposal to amend the Company's Articles of Incorporation, to increase the authorized number of shares of Common Stock.

PROPOSAL NUMBER 2
TO AMEND THE COMPANY’S
ARTICLES OF INCORPORATION,
TO PERMIT AUTHORIZATION OF PREFERRED STOCK
(ITEM 2 ON PROXY CARD)

General

Our Board believes it is in the best interest of our stockholders and the Company to amend our certificate of incorporation to authorize 50,000,000 shares of preferred stock with a par value of $0.001 per share (the “Preferred Stock”) and to provide that our Board is authorized to prescribe the series and the number of the shares of each series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of Preferred Stock.

The Board believes that this authorization of Preferred Stock would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and acquisitions.

As noted above, our Articles of Incorporation currently authorize the issuance of up to 50,000,000 shares of Common Stock with a par value of $0.001 per share. No shares of Preferred Stock are currently authorized. As described in Proposal 1, the Board also proposes to increase the authorized number of shares of Common Stock to 250,000,000.  If both this Proposal 1 and Proposal 2 are approved, the total number of authorized shares of all classes of our capital stock will be 300,000,000 shares, consisting of 250,000,000 shares of Common Stock, par value $0.001 per share, and 50,000,000 shares of Preferred Stock, par value $0.001  per share.  For a discussion of the proposed increase in the number of authorized shares of Common Stock, see Proposal No. 1 above. Proposals 1 and 2 are not contingent on one another.

If our Articles of Incorporation are amended to authorize Preferred Stock, our Board would have discretion to prescribe the series and the number of the shares of each series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of Preferred Stock.  If this proposal is approved by our stockholders, our Board does not intend to solicit further stockholder approval before the issuance of any shares of Preferred Stock, except as may be required by applicable law or rule, however our Board has no current plan to issue any shares of Preferred Stock authorized as a result of the stockholder approval hereby obtained.

Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to Article Five of our Articles of Incorporation, as amended, to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors.

The proposed amendment provides that the first paragraph of Article Five of the existing Articles of Incorporation, be amended to read in its entirety as follows:

“The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is 300,000,000 shares consisting of and divided into:

(i) one class of 250,000,000 shares of Common Stock, $0.001 par value per share; and

(ii) one class of 50,000,000 shares of Preferred Stock, $0.001 par value per share, which may be divided into and issued in Series, as hereinafter provided.”

Purposes and Effects of the Proposed Amendment

The Board recommends the authorization of 50,000,000 shares of Preferred Stock to increase the Company’s financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists.  The Preferred Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose.  Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

If the proposed amendment is approved, the Board would be empowered, without the necessity of further action or authorization by the Company’s stockholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of up to 50,000,000 shares of Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s Common Stock.

Although the Board has no current plan to issue any shares of Preferred Stock, any future issuance of Preferred Stock could adversely affect the rights of holders of our Common Stock.  If we issue Preferred Stock, such Preferred Stock will include certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power or economic interest of holders of our Common Stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our Preferred Stock could dilute the earnings per share and book value per share of all outstanding shares of our common stock.  In addition, in a liquidation the holders of our Preferred Stock may be entitled to receive a certain amount per share of our Preferred Stock before the holders of our Common Stock receive any distribution.  In addition, the holders of our Preferred Stock may be entitled to vote and such votes may dilute the voting rights of the holders of our Common Stock when we seek to take corporate action. Our Preferred Stock also may be convertible into shares of our Common Stock. Furthermore, our Preferred Stock could be issued with certain preferences over the holders of our Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our Preferred Stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our Common Stock;

•	restrictions on dividends that may be paid on our Common Stock (although there are no current plans to pay dividends on our Common Stock);

•	dilution of the voting power of our Common Stock; and

•	restrictions on the rights of holders of our Common Stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our Preferred Stock.

In addition to financing purposes, we could also issue shares of Preferred Stock that may, depending on the terms of such issued Preferred Stock, make more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of our Board, this action would be in the best interest of our Company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company.  Such shares also could be privately placed with purchasers favorable to our Board in opposing such action.  In addition, our Board could authorize holders of a series of our Preferred Stock to vote either separately as a class or with the holders of our Common Stock, on any merger, sale or exchange of assets by our Company or any other extraordinary corporate transaction. The existence of the additional authorized preferred stock could have the effect of discouraging unsolicited takeover attempts. The issuance of Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of Preferred Stock also could be used to entrench current management or deter an attempt to replace our Board by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board.

If the amendment to the Articles of Incorporation is approved by the shareholders, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Wyoming reflecting the authorization of Preferred Stock. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Wyoming.

Required Vote

The approval of the adoption of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposal, and unanimously recommends that the Company's shareholders vote FOR approval of the proposal to amend the Company's Articles of Incorporation, to authorize issuance of shares of Preferred Stock.

PROPOSAL NUMBER 3
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY TO PREMIER BRANDS, INC.
(ITEM 3 ON PROXY CARD)

Our Corporate History

We were incorporated under the laws of the Wyoming on March 30, 2010. From inception until the closing of the Assets Acquisition from Zizzaz, LLC, we sought to develop internet based software that will automate project management workflow allowing project managers, supervisors, coordinators, vendors and customers to view in real time the progress and specific scheduling of a multistage project.  During that time, we had no revenue and our operations were limited to capital formation, organization and development of our business plan.  On February 6, 2012, we completed the Assets Acquisition whereby we acquired all of the  assets of Zizzaz, LLC in exchange for the issuance of promissory notes, convertible into shares of our common stock, $0.001 par value at a per share conversion price of $0.50,  in the amount of $1,000,000.00 to the members of Zizzaz, LLC. As a result of the Assets Acquisition, we ceased our prior operations, and we now operate as a consumer goods incubator in the business of creating, acquiring and marketing consumer packaged goods, primarily beverages and nutraceuticals.

In analyzing the Company's strategic plan, our management and board of directors determined that the "TrackSoft" brand did not represent the vision and strategy for how the Company has changed to, particularly following its acquisition of the assets of Zizzaz, LLC.  Our management and our board of directors have determined it is in our best interest to change our corporate name to Premier Brands, Inc. as part of the implementation of our strategy as operating as a consumer goods incubator in the business of creating, acquiring and marketing consumer packaged goods, primarily beverages and nutraceuticals. Our management and our board of directors believe that the corporate name change will better reflect our corporate identity and competitive advantages in the convenience stores retailing and wholesaling of drug, cosmetic and toiletry products.

Purposes and Effects of the Proposed Amendment

The change of our name to Premier Brands, Inc. will not affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent. If the stockholders approve the amendment to the Certificate, the Company intends to change its Over the Counter Bulletin Board trading symbol to reflect the name change. If approved, we will amend our Certificate as provided above, which amendment will be effective upon the filing with the Secretary of State of Wyoming.

The Board of Directors proposes and recommends to the stockholders for their approval an amendment to the Company’s Articles of Incorporation (as amended to date) to change the name of the Company by replacing the first paragraph of Article I in its entirety to read:

“The name of the Corporation shall be Premier Brands, Inc..”

If the amendment to the Articles of Incorporation is approved by the shareholders, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Wyoming reflecting the name change of the Company. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Wyoming.

Required Vote

The approval of the adoption of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposal, and unanimously recommends that the Company's shareholders vote FOR approval of the proposal to amend the Company's Articles of Incorporation, to change the Company’s name to Premier Brands, Inc.

PROPOSAL NUMBER 4
CHANGE OF THE CORPORATE DOMICILE
FROM THE STATE OF WYOMING TO THE STATE OF NEVADA
(ITEM 4 ON PROXY CARD)

The Board has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Wyoming to the State of Nevada (the “Reincorporation”). If the requisite number of votes is cast in favor of the Reincorporation, the Company will accomplish the Reincorporation by domesticating in Nevada as provided in the Nevada Revised Statutes (the “NRS”) and the Wyoming Statutes (the “WS”).

If the Reincorporation is approved by the shareholders, the Company will enter into a plan of conversion, a draft of which is attached hereto as Annex A, in order to effectuate the Reincorporation.  Approval of the Reincorporation will constitute approval of the plan of conversion.  At the effective time of the Reincorporation, the Company will file with the Wyoming Secretary of State a certificate of transfer and will also file with the Nevada Secretary of State articles of conversion and the articles of incorporation that would govern the Company as a Nevada corporation, a draft copy of which is attached as Annex B.  In addition, the Board will adopt bylaws for the resulting Nevada corporation, a draft copy of which is attached as Annex C.  Approval of the Reincorporation will constitute approval of the Nevada articles of conversion, the Nevada articles of incorporation, and the Nevada bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Wyoming and subject to the WS, the Wyoming articles of incorporation and the Wyoming bylaws.

Reasons for the Reincorporation

Nevada is recognized for adopting and implementing comprehensive and flexible corporate laws. The NRS is periodically revised and updated to accommodate changing legal and business needs.  We believe that Nevada corporate law is more flexible than Wyoming corporate law.  We also believe that Nevada corporate law has a more substantive body of corporate law.  Because our judicial system is based largely on legal precedents, the more substantive body of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.  For these reasons, the Board believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law.  See “Comparison of Shareholder Rights under Nevada and Wyoming Corporate Law and Charter Documents.”

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the NRS.

Effects of Reincorporation

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Wyoming corporation laws and will become subject to Nevada corporation laws.
•
The resulting Nevada corporation, which we sometimes refer to in this Proposal 4 as “NevadaCo,” will continue with all of the rights, privileges and powers of the Company prior to the Reincorporation, which we sometimes refer to in this Proposal 4 as “WyomingCo,” will possess all of the properties of WyomingCo, will continue with all of the debts, liabilities and obligations of WyomingCo and will continue with the same officers and directors of WyomingCo immediately prior to the Reincorporation, as more fully described below.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company's common stock will continue to be traded, without interruption, on the Over-The-Counter Bulletin Board (“OTC BB”). The Company will continue to file periodic reports and other documents with the SEC. Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

If the Reincorporation is approved, the increase of authorized shares of common stock, authorization of issuance of preferred stock and name change will become effective as of the date of filing the reincorporation documents, with such date being referred to as the “effective time.”

At the effective time, each certificate that bears the name “TrackSoft Systems, Inc.” will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of pre-Reincorporation shares.  However, a shareholder will not be entitled to receive any dividends or distributions payable after the reincorporation documents are effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-Reincorporation shares in exchange for certificates representing post-Reincorporation shares in accordance with the procedures set forth in the letter of transmittal.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.  Direct registration accounts and any new stock certificates that are issued after the Reincorporation becomes effective will bear the name “Premium Brands, Inc.” and will give effect to the exchange.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our common stock is quoted on the OTC BB under the symbol “TKSS.” If the proposed Reincorporation is approved, it is anticipated that the stock will trade under a new symbol.  A new CUSIP number will also be assigned to the common stock following the Reincorporation.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company.  The plan of conversion provides that the Company will convert into a Nevada corporation, with all of the assets, rights, privileges and powers of WyomingCo, and all property owned by WyomingCo, all debts due to WyomingCo, as well as all other causes of action belonging to WyomingCo immediately prior to the conversion, remaining vested in NevadaCo following the conversion.  NevadaCo will remain as the same entity following the conversion.  The director and officer of WyomingCo immediately prior to the conversion will be the director and officer of NevadaCo.  At the effective time of the Reincorporation, the name of the Company will change to “Premium Brands, Inc.”, the Company will be authorized to issue one or more series of 50,000,000 shares of preferred stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors, and the authorized shares of common stock of the Company will be increased from 50,000,000 to 250,000,000.

At the effective time of the Reincorporation each share of WyomingCo common stock will automatically be converted into shares of common stock of NevadaCo.  Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares.

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of transfer filed with the Secretary of State of Wyoming and the articles of conversion and the Nevada certificate of incorporation filed with the Secretary of State of Nevada, in each case upon acceptance thereof by the Wyoming Secretary of State and the Nevada Secretary of State.  If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable.  However, the Reincorporation may be delayed by Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Comparison of Shareholder Rights under Nevada and Wyoming Corporate Law and Charter Documents

If the proposal receives shareholder approval, the Company will change its domicile to Nevada and shall thereafter be governed by the NRS instead of the WS, and by the Nevada articles of incorporation and the Nevada bylaws (together, “Nevada Charter Documents”).  The Nevada Charter Documents will effectively replace the Wyoming articles of incorporation and the Wyoming bylaws (together, the “Wyoming Charter Documents”) including providing officers, directors and agents of the Company with certain indemnification rights in addition to those currently provided for them under the Wyoming Charter Documents.  Furthermore, the rights of shareholders of the Company will be governed by the Nevada Charter Documents.

It is not practical to describe all of the differences between the Nevada Charter Documents and the Wyoming Charter Documents or all of the differences between the laws of the States of Nevada and Wyoming. The following is a summary of some of the significant rights of the shareholders under Nevada and Wyoming law and under the Nevada and Wyoming Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Persons holding shares in the Company’s capital stock are referred to as “stockholders” under the NRS and as “shareholders” under the WS.

Voting Rights With Respect To Extraordinary Corporate Transactions

Nevada.  Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and, (iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Wyoming.  Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical preferences, limitations and relative rights, immediately after the merger; (iii) the issuance in the merger or share exchange of shares or other securities convertible into or rights exercisable for shares does not require a vote under the WS.

Shareholders’ Consent without a Meeting

Nevada.  Unless otherwise provided in the articles of incorporation or bylaws, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Wyoming.  Unless otherwise provided in the articles of incorporation, action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of shareholders. The Wyoming Articles do not provide for a lesser vote in the case of shareholder action by written consent. Therefore, under the Wyoming Charter Documents, unanimous shareholder consent is required in order to approve actions by written consent.

Dividends

Nevada.  Distributions under the NRS include (1) the direct or indirect transfer of corporate property or cash to stockholders, or (2) the incurrence of indebtedness by the corporation to or for the benefit of its stockholders. A distribution may be made in the form of a declaration or payment of a dividend, or a purchase, redemption or other acquisition of shares. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights).

Wyoming. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights).

Quorum of Directors

Nevada.  Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws, a majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum.

Wyoming.  Unless a greater number is required by the bylaws, a quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or a  majority of the number of directors prescribed, or if no number is prescribed the number in office immediately before the meeting begins, if the corporation has a variable-range size board. The articles of incorporation or bylaws may authorize a quorum of a board of directors to consist of no fewer than one-third of the fixed or prescribed number of directors.

Derivative Suits

Nevada. A person may not commence a derivative action unless the person was a stockholder of the corporation at the time when the transactions complained of occurred (unless the person became a stockholder through transfer by operation of law from a person who was a stockholder at the time). The complaint must be verified and allege with particularity the efforts of the plaintiff(s) to secure the desired action from the board of directors or from the stockholders if necessary and the reasons for plaintiff(s)’ failure to secure such action or the reasons for not making the effort to secure such action. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the stockholders similarly situated.

Wyoming.  A person may not commence or maintain a derivative proceeding unless the shareholder was a shareholder of the corporation at the time of the act or omission complained of, or became a shareholder through transfer by operation of law from one who was a shareholder at the time; and fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. No shareholder may commence a derivative proceeding until: (i) a written demand has been made upon the corporation to take suitable action; and (ii) ninety (90) days have expired from the date the demand was made unless the shareholder has earlier been notified that the demand has been rejected by the corporation or unless irreparable injury to the corporation would result by waiting for the expiration of the ninety (90) day period.

Special Meetings of Shareholders

Nevada.  Unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any 2 directors or the president may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to stockholders indicating the purpose(s) for the meeting and the location of the meeting, and the notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within as the bylaws may permit.

Wyoming.  A special meeting of shareholders shall be held by the corporation if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, provided that the articles of incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, and unless otherwise specified by the bylaws, the special meeting need not be held within the state of incorporation; however if there be no place specified in the articles of incorporation or bylaws, the meeting shall be held at the corporation’s principal place of business.

Amendments to Charter

Nevada.  Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) thereof, declare the amendment’s advisability, and call for a general or special meeting.  All stockholders are entitled to vote for the consideration of the proposed amendment.  At the meeting held for said purpose and upon a canvassing of the stockholders, if it appears that the majority will affirm the amendment, the corporation’s secretary shall file with the secretary of state a certificate setting forth the amendment.  However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the stockholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

Wyoming.  Unless otherwise provided in the articles of incorporation, the board of directors may, under very limited circumstances, amend the articles without shareholder approval.  Otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment.  The amendment shall be duly voted upon and will be adopted if approved by an affirmative vote by a majority of shareholders.

Notice, Adjournment and Place of Shareholders’ Meetings

Nevada.  The NRS requires that notice of stockholders’ meetings be given between 10 and 60 days before a meeting unless the stockholders waive or reduce the notice period by unanimous consent in writing. If the meeting is to be postponed for a period of more than 60 days, the corporation shall be required to fix a new record date and new notice must be sent to all stockholders of record as of that date.

Wyoming.  The WS requires that notice of shareholders’ meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is moved to more than 120 days from the originally scheduled date the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Directors

Nevada.  The Nevada bylaws provide the number of members of the Nevada Board shall not be reduced to less than one (1), and may, at any time or times, be increased or decreased by the Board of Directors. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

Wyoming.  The WS provides that a board of directors shall consist of one or more members, with the number stated in or fixed in accordance with the articles of incorporation or bylaws. Currently, the Company has two directors. Unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, then the vacancy can be filled by the shareholders, the board of directors or if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Election and Removal of Directors

Nevada.  The Nevada bylaws provide that the election of directors shall take place at an annual or special meeting of stockholders. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum.

Wyoming.  The WS provides that directors are elected at each annual meeting and hold office until the next annual meeting. Under the WS, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

Limitation on Liability of Directors; Indemnification of Officers and Directors

Nevada.  Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or if the officer or director acted in good faith in the best interest of the corporation, or, with respect to a criminal action if the officer or director had no reasonable cause to believe that the conduct was unlawful. The Nevada bylaws eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Nevada law.

Article 7 of the Nevada bylaws requires the Company to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by Nevada law. Further, the Nevada bylaws permit the Company to advance expenses to a director or officer, provided that the director or officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

Indemnification rights under Nevada law are not exclusive. Accordingly, the Nevada bylaws specifically permit the Company to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, stockholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Wyoming or Nevada indemnification statutes.  Additionally, the Nevada bylaws provide that the Company may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Wyoming.  The WS provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith; (ii) the person reasonably believed his conduct was not opposed to the best interest of the corporation, and, (iii) in the case of any criminal proceeding, the person had no cause to believe the conduct was unlawful. However, a corporation may not limit liability in the following situations: (i) in connection with a proceeding by or in the right of the corporation; or (ii)in connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that he received a financial benefit to which he was not entitled, whether or not involving action in the director's capacity.

Dissenter’s Rights

Each shareholder of the Company is entitled to be paid the fair value of its shares in accordance with Section 17-16-1302 of the WS if the shareholder dissents to the Reincorporation.  A brief summary of the provisions of Section 17-16-1302 of the WS are set forth below and the complete text of said sections is set forth in Annex D.

Once proposed, a corporate action that creates dissenters’ rights is to be submitted to a vote of the shareholders, whether at a shareholders’ meeting or via shareholders’ written consent.  The corporation is required to send notice to all shareholders informing them of the applicability of dissenters’ rights, accompanied by all relevant provisions of the WS relating to dissenters’ rights.  The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, shareholders exercising the right to dissent shall send written notice to the corporation before the vote is taken at the Special Meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting shareholders must refrain from voting their shares in favor of the action.  The shareholder must either vote against the action to be taken or abstain.  Compliance with the foregoing is mandatory and if the shareholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the dissenting shareholder complies with the foregoing requirements, the shareholder may demand payment by sending such request in writing and depositing with the Company the shareholder’s certificates for certificated shares.  The shareholder maintains all rights as shareholder, except the right to transfer the shares, until such time as the opposed corporate action is taken.  The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.  A shareholder who wishes to exercise dissenters’ rights should deliver his or her written demand to Jorge Olson, President, 4364 Bonita Road, No. 424, Bonita, California 91902 Tel.: (520) 424-5262.  Any shareholder who does not follow the foregoing is not entitled to payment for his shares under Wyoming Dissent Statute.

Upon receipt of each demand for payment, NevadaCo, as the surviving corporation, will pay each dissenting shareholder the “fair value” of the shares plus interests.  The fair value of the shares shall be determined as of the time immediately before the opposed corporate action becomes effective.  If the dissenting shareholder is dissatisfied with the fair value of the shares fixed by the Company, the shareholder may reject in total the Company’s offer and send to the Company, in writing, an estimate of what such shareholder considers fair value, plus any interest due if: (i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; or (ii) if the Company fails to make payment within 60 days from the final day that demands for payment would be received; or (iii) if the WyomingCo, does not take the action opposed by the shareholder and fails to return the deposited share certificates.  A dissenting shareholder loses the right to demand payment if he fails to respond to the Company within 30 days of the day the Company made or offered payment for the dissenter’s shares.

If the dissenting shareholders and the Company are unable to agree on the fair value of the shares, then the Company may commence a proceeding in the Wyoming courts within 60 days after the receipt of the dissenter’s notice of estimate of fair value and interest owed.  If the Company does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded.  If the proceeding is properly commenced, the court will determine the fair value of the shares.

The foregoing is merely a summary of the dissenters’ rights as provided within the WS. Shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law. Failure to follow the procedures of the WS may result in the loss of all dissenters’ rights.

Required Vote

To be approved, this proposal must receive an affirmative majority of our outstanding common stock.  A vote in favor of this proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of this proposal is also effectively a vote in favor of the Nevada Charter Documents.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposal, and unanimously recommends that the Company's shareholders vote FOR approval of the proposal to change the corporate domicile from the State of Wyoming to the State of Nevada.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 12, 2012, the beneficial ownership of the Company’s Common Stock, with respect to each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding voting securities, excluding Common Stock held by the Company:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares of Common Stock (1)

Jorge Olson 4364 Bonita Road, No. 424, Bonita, California 91902.	80,000 (2)	10.57%

(1)	Represents percentage of 757,000 outstanding shares of the Company as of March 12, 2012.

(2)	Jorge Olson has filed with the U.S. Securities and Exchange Commission (the “Commission”) a Schedule 13D dated February 23, 2012.

COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our shares of common stock beneficially owned as of the Closing Date after giving effect to the Assets Acquisition, Assets Sale and Offering for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the Closing Date.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Closing Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 4364 Bonita Road, No. 424, Bonita, California 91902.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)
Jorge Olson	80,000	10.57%
Rosario Piacente	0	* %
All directors and executive officers as a group (2 persons) (2)	80,000	10.57%

Jorge Olson	80,000	10.57%

(1)	Based on 757,000 shares of common stock issued and outstanding as of the Closing Date after giving effect to the Assets Acquisition, Assets Sale and Offering

(2)
The Board of Directors, after reviewing the functions of all of our officers, both in terms of designated function and functions actually performed, has determined that Messrs. Olson and Piacente are deemed to be officers or executive officers of the Company for reporting purposes under Item 403 of Regulation S-K of the Securities Act.

CHANGE OF CONTROL

We were incorporated under the laws of the Wyoming on March 30, 2010. From inception until the closing of the assets acquisition from Zizzaz, LLC, we sought to develop internet based software that will automate project management workflow allowing project managers, supervisors, coordinators, vendors and customers to view in real time the progress and specific scheduling of a multistage project. During that time, we had no revenue and our operations were limited to capital formation, organization and development of our business plan. On February 6, 2012 (the “Closing Date”), we completed the assets acquisition whereby we acquired all of the  assets of Zizzaz, LLC in exchange for the issuance of promissory notes, convertible into shares of our common stock, $0.001 par value at a per share conversion price of $0.50,  in the amount of $1,000,000 to the members of Zizzaz, LLC. As a result of the Assets Acquisition, we ceased our prior operations, and we now operate as a consumer goods incubator in the business of creating, acquiring and marketing consumer packaged goods, primarily beverages and nutraceuticals.

In connection with the assets acquisition described above, Rosario Piacente resigned as President, Chief Financial Officer, and Secretary of the Company, effective on the Closing Date. Also effective on the Closing Date, Jorge Olson was elected to be a member of our Board of Directors. In addition, our Board of Directors appointed Mr. Olson as our President, Chief Financial Officer, and Secretary.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than [_____], 2012 and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2012 Annual Meeting (outside of the Rule 14a-8 process), in accordance with the Company’s bylaws, must be received by the Company by the later of 60 days before the 2012 Annual Meeting or 10 days after notice of such meeting is first published. If such timely notice of a proposal is not given, the proposal may not be brought before the 2012 Annual Meeting.

In order to provide the Company’s shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to Directors.

 Any communications to Directors of the Company should be mailed to the following address: TrackSoft Systems, Inc., 4364 Bonita Road, No. 424, Bonita, California 91902. All such communications will be reviewed initially by the Company. The Company will relay all such communications to the appropriate Director or Directors, unless the Company determines that the communication: does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees; relates to routine or insignificant matters that do not warrant the attention of the Board of Directors; is an advertisement or other commercial solicitation or communication; is frivolous or offensive; or is otherwise not appropriate for delivery to Directors. The Company will retain copies of all communications received pursuant to these procedures for a period of at least one year.

 The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company and only in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the Special Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Special Meeting except as specified in the Notice. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

s/ Rosario Piacente Rosario Piacente Director Chief Executive Officer
/s/ Jorge Olson Jorge Olson Director President

March 13, 2012
Bonita, California

All shareholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

Proxy Card

PRELIMINARY

TRACKSOFT SYSTEMS, INC

SPECIAL MEETING OF SHAREHOLDERS

Tuesday, April 17, 2012

1:00 p.m. PST

TrackSoft Systems, Inc.

4375 Bonita Road,

Bonita, CA 91902.

TrackSoft Systems, Inc. 4364 Bonita Road, No. 424 Bonita, California 91902	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on April 17, 2012.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted ‘‘FOR’’ proposal 1, proposal 2, proposal 3 and proposal 4.

By signing the proxy, you revoke all prior proxies and appoint Jorge Olson, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR the following proposals.

1.	Proposal to amend the Company’s Articles of Incorporation, for the purpose of increasing the authorized shares of Common Stock of the Company from 50,000,000 to 250,000,000	☐ For	☐ Against	☐ Abstain

2.
Proposal to amend the Company’s Articles of Incorporation, for the purpose of changing the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and authorizing the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors
		☐ For	☐ Against	☐ Abstain

3.	Proposal to amend the Company’s Articles of Incorporation, for the purpose of changing the Company’s name to Premier Brands, Inc.	☐ For	☐ Against	☐ Abstain

4.	Proposal to approve the change of corporate domicile of the Company from Wyoming to Nevada	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

 ANNEX A

PLAN OF CONVERSION OF

TrackSoft Systems, Inc., a Wyoming corporation,

INTO

Premium Brands, Inc., a Nevada corporation

This PLAN OF CONVERSION (this “Plan”), dated as of ________, 2012, is hereby adopted by TrackSoft Systems, Inc., a Wyoming corporation (“TS-Wyoming”), in order to set forth the terms, conditions and procedures governing the conversion of TS-Wyoming into a Nevada corporation pursuant to Section 17-16-1720 of the Wyoming Statutes (as amended, the “WS”) and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”).

WHEREAS, TS-Wyoming’s Board of Directors has approved the Conversion (as defined below) and has submitted this Plan to the shareholders of TS-Wyoming for approval;

NOW, THEREFORE, TS-Wyoming does hereby adopt this Plan to effectuate the conversion of TS-Wyoming into a Nevada corporation as follows:

Section 1.             Conversion.  Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the WS and the NRS, including, without limitation, Section 17-16-1720 of the WS and Section 92A.195 of the NRS, TS-Wyoming shall convert (referred to herein as the “Conversion”) into a Nevada corporation (referred to herein as “TS-Nevada”) at the Effective Time (as defined below).  TS-Nevada shall thereafter be subject to all of the provisions of the NRS, except that the existence of TS-Nevada shall be deemed to have commenced on the date TS-Wyoming commenced its existence in Wyoming.

Section 2.            Effect of Conversion.  Following the Conversion, TS-Nevada shall, for all purposes of the laws of the State of Nevada and Wyoming, be deemed to be the same entity as TS-Wyoming.  Upon the Effective Time, all of the rights, privileges and powers of TS-Wyoming, and all property, real, personal and mixed, and all debts due to TS-Wyoming, as well as all other things and causes of action belonging to TS-Wyoming, shall remain vested in TS-Nevada and shall be the property of TS-Nevada and the title to any real property vested by deed or otherwise in TS-Wyoming shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of TS-Wyoming shall be preserved unimpaired, and all debts, liabilities and duties of TS-Wyoming shall remain attached to TS-Nevada and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Nevada corporation.  The rights, privileges, powers and interests in property of TS-Wyoming, as well as the debts, liabilities and duties of TS-Wyoming, shall not be deemed, as a consequence of the Conversion, to have been transferred to TS-Nevada for any purpose of the laws of the State of Nevada.  The Conversion shall not be deemed to affect any obligations or liabilities of TS-Wyoming incurred prior to the Effective Time or the personal liability of any person incurred prior thereto.  TS-Wyoming shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of TS-Wyoming and shall constitute a continuation of the existence of TS-Wyoming in the form of a Nevada corporation.

Section 3.             Effective Time.  Provided that this Plan has not been terminated, abandoned or deferred pursuant to Section 11, the Conversion shall be effected as soon as practicable after the shareholders of TS-Wyoming have approved this Plan.  Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon (a) the filing with the Secretary of State of the State of Wyoming of a duly executed Statement of Conversion meeting the requirements of Section 17-16-1720 of the WS and (b) the filing with the Secretary of State of the State of Nevada of (i) a duly executed Articles of Conversion meeting the requirements of Section 92A.205  of the NRS, and (ii) the Certificate of Incorporation of TS-Nevada in the form specified below (the “Effective Time”).

ANNEX A

Section 4.             Governance and Other Matters Related to TS-Nevada.

(a)          Certificate of Incorporation.  At the Effective Time, the Certificate of Incorporation of TS-Nevada shall be substantially in the form of Exhibit A attached hereto and shall be filed with the Nevada Secretary of State.

(b)          Bylaws.  At the Effective Time, the Bylaws of TS-Nevada shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of TS-Nevada.  Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of TS-Nevada as provided in the Certificate of Incorporation and Bylaws of TS-Nevada.

(c)          Directors and Officers.  The members of the Board of Directors and the officers of TS-Wyoming immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of TS-Nevada until the expiration of their respective terms of office and until their successors have been elected and qualified, or until their earlier death, resignation or removal.  After the Effective Time, TS-Nevada and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

Section 5.             Effect of the Conversion on the Common Stock of TS-Wyoming.  Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of TS-Wyoming, TS-Nevada or any shareholder thereof, each share of common stock, no par value per share, of TS-Wyoming (the “Wyoming Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of TS-Nevada (the “Nevada Common Stock”).

Section 6.             Stock Certificates.  From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Wyoming Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Nevada Common Stock into which the shares represented by such certificates have been converted as provided herein.  The registered owner on the books and records of TS-Nevada or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to TS-Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of TS-Nevada evidenced by such outstanding certificate as provided above.

Section 7.             Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan and other similar plans to which TS-Wyoming is then a party shall be automatically assumed by, and continue to be the plan of, TS-Nevada, without further action by TS-Wyoming or TS-Nevada.  To the extent any employee benefit plan, incentive compensation plan or other similar plan provides for the issuance or purchase of, or otherwise relates to, Wyoming Common Stock, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Nevada Common Stock.

Section 8.             Outstanding Awards.  At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the Wyoming Common Stock shall, by virtue of the Conversion and without any further action on the part of TS-Wyoming, TS-Nevada or the holder thereof, continue on the same terms and conditions and be assumed by TS-Nevada, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Nevada Common Stock.

Section 9.             Further Assurances.  If, at any time after the Effective Time, TS-Nevada shall determine or be advised that any agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to carry out the purposes of this Plan, TS-Nevada and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of TS-Wyoming all such agreements, documents and assurances and do, in the name and on behalf of TS-Wyoming, all such other acts and things necessary, desirable to carry out the purposes of this Plan and the Conversion.

ANNEX A

Section 10.           Amendment.  This Plan may be amended by the Board of Directors of TS-Wyoming at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of TS-Wyoming shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the NRS, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of TS-Wyoming.

Section 11.           Termination or Deferral.  At any time before the Effective Time, this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of TS-Wyoming, notwithstanding the approval of this Plan by the shareholders of TS-Wyoming, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of TS-Wyoming, such action would be in the best interest of TS-Wyoming and its shareholders.  In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of TS-Wyoming or its Board of Directors or shareholders with respect thereto.

Section 12.           Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 13.           Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, The parties hereto have executed this Plan of Conversion as of __, 2011.

TRACKSOFT SYSTEMS, INC.,
a Wyoming corporation.

By:
Title:

ANNEX B

ARTICLES OF INCORPORATION
OF
PREMIUM BRANDS, INC.

FIRST. The name of the corporation is Premium Brands, Inc.

SECOND. The name and address of its resident agent is [__________].

THIRD. The total number of shares of capital stock which may be issued by the corporation is three hundred million (300,000,000), of which twenty-five hundred million (250,000,000) shares shall be Common Stock of par value $0.001 per share (hereinafter referred to as the “Common Stock”) and fifty million (50,000,000) shares shall be Preferred Stock of par value $0.001 per share (hereinafter referred to as the “Preferred Stock”).

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock and the manner in which shares of stock are to be voted for the election of directors are as follows:

PREFERRED STOCK

The Preferred Stock shall be all of one class but may be issued from time to time in one or more series, each of such series to have such full or limited voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights or qualifications, limitations or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issue of such series as may be adopted by the board of directors as hereinafter provided.

Authority is hereby expressly granted to and vested in the board of directors, subject to the provisions of this Article FOURTH, to authorize one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issue of such series:

(a)  the number of shares to constitute such series and the distinctive designation thereof;

(b)  the dividend rate on the shares of such series, dividend payment dates, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate;

(c)  whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the holders of the shares of such series shall be entitled to receive upon the redemption thereof;

(d)  whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

ANNEX B

 (e)  whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments relating to changes in the outstanding shares of such other class or classes or series of the same class of stock into which it is convertible or exchangeable for or otherwise, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(f)  the preferences, if any, and the amounts thereof, which the shares of such series shall be entitled to receive upon the voluntary and involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(g)  the voting power, if any, of the shares of such series, which voting power may include, at the option of the board of directors, provisions for increasing the number of directors by two or more and for the election of that number of members of the board of directors by the holders of shares of such series in the event that dividends payable on such series shall be in default in an amount equivalent to six full quarter-yearly dividends on all shares of such series at the time outstanding; and

(h)  such other special rights and protective provisions as the board of directors may deem advisable.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the board of directors may at any time thereafter authorize the issuance of additional shares of the same series.

COMMON STOCK

Each share of Common Stock shall be equal in all respects to every other share of Common Stock of the corporation. Each share of Common Stock shall be entitled to one vote per share at each annual or special meeting of stockholders for the election of directors and upon any other matter coming before such meeting. Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the board of directors out of any funds of the corporation legally available therefor. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of each series of the Preferred Stock shall have been paid in full, the amounts to which they respectively shall be entitled under this Article FOURTH, the remaining assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

The holders of Common Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

ANNEX B

VOTING

No holder of shares of capital stock possessing voting power shall have the right to cumulate his or her voting power in the election of directors.

FIFTH. The members of the governing board shall be known as directors and the number thereof shall be not less than one nor more than fifteen, the exact number to be fixed by the by-laws of the corporation; provided that the number so fixed by the by-laws may be increased or decreased within the limit above specified from time to time by by-law.

SIXTH. The capital stock, after the amount of the subscription price, or par value, if greater, has been paid in shall be subject to no further assessment to pay the debts of the corporation.

SEVENTH. At each meeting of holders of shares of capital stock for the election of directors at which a quorum is present, a nominee for election as a director in an uncontested election shall be elected to the board of directors if the number of votes cast for such nominee’s election exceeds the number of votes cast against such nominee’s election.  For purposes of this Article SEVENTH, abstentions will not be considered votes cast for or against a nominee at the meeting. Notwithstanding the foregoing, if the number of candidates exceeds the number of directors to be elected, then, in that election, the nominees receiving the greatest number of votes shall be elected.

For purposes of this Article SEVENTH, an “uncontested election” means any meeting of holders of shares of capital stock at which the number of nominees does not exceed the number of directors to be elected and with respect to which no holder of capital stock has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with the by-laws, as they may be amended from time to time, or, if such a notice has been submitted with respect to such meeting, on or before the tenth day prior to the date that the corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether or not it is thereafter revised or supplemented), each such notice with respect to such meeting has been (A) withdrawn by its respective submitting stockholder in writing to the secretary of the corporation, (B) determined not to be a valid and effective notice of nomination (such determination to be made by the Board of Directors (or a designated committee thereof) pursuant to the by-laws, or, if challenged in court, by final court order) or (C) determined not to create a bona fide election contest by the Board of Directors (or a designated committee thereof).

EIGHTH. This corporation is to have perpetual existence.

NINTH. Subject to the by-laws, if any, adopted by the stockholders, the board of directors is expressly authorized to make, alter or amend the by-laws of the corporation.

The directors, without restriction or limitation, shall have all of the powers and authorities expressly conferred upon them by the statutes of this State and this corporation may in its by-laws confer powers upon its directors in addition to the powers and authorities expressly conferred upon them by the statutes of this State.

ANNEX B

TENTH. The corporation may enter into contracts or transact business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any corporation or association in which any one of its directors is a stockholder, director or officer, and such contract or transaction shall not be invalidated or in any wise affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the corporation, even though the vote of the director or directors having such adverse interest shall have been necessary to obligate the corporation upon such contract or transaction provided such adverse interest is either known or made known to the remaining directors; and no director or directors having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof, or to any other person, for any loss incurred by it under or by reason of any such contract or transaction; nor shall any such director or directors be accountable for any gains or profits realized thereon: Always provided, however, that such contract or transaction shall at the time at which it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

ELEVENTH. Meetings of stockholders may be held without the State of Nevada, if the by-laws so provide. The books of this corporation may be kept (subject to the provision of the statutes) outside of the State of Nevada at such places as may be from time to time designated by the board of directors or in the by-laws of the corporation.

TWELFTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, or by these articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

THIRTEENTH. No holder of shares of stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of this corporation or of any new or additional authorized stock of the corporation of any class whatsoever, or of any issue of securities of the corporation convertible into stock, whether such stock or securities be issued for money or for a consideration other than money or by way of dividend, but any such unissued stock or such new or additional authorized stock or such securities convertible into stock may be issued and disposed of to such persons, firms, corporations and associations, and upon such terms as may be deemed advisable by the board of directors without offering to stockholders then of record or any class of stockholders any thereof upon the same terms or upon any terms.

FOURTEENTH. A director or officer of the corporation shall have no personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the applicable statutes of Nevada. If the Nevada General Corporation Law is amended after approval by the stockholders of this Article FOURTEENTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended from time to time. No repeal or modification of this Article FOURTEENTH by the stockholders shall adversely affect any right or protection of a director or officer of the corporation existing by virtue of this Article FOURTEENTH at the time of such repeal or modification.

ANNEX B

FIFTEENTH. (a) The corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the corporation or is serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers by the corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior to the amendment). The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the board of directors of the corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section (c) hereof.

(b)  The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article FIFTEENTH.

(c)  Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the corporation or if there is no determination with respect to such request within 60 days from receipt by the corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section (b) of this Article FIFTEENTH where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law. Neither the failure of the corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section (c) or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section (c) or otherwise, shall be on the corporation.

ANNEX B

(d)  The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under these articles of incorporation or any by-law, agreement, statute, vote of stockholders or disinterested directors or otherwise. The right to indemnification under Section (a) hereof shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

(e)  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the corporation would have the power to indemnify such person against such loss, liability or expense under the Nevada General Corporation Law.

(f)  The corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section (a) hereof, offered or assented to by the opposing party or parties and which is acceptable to the corporation, then, notwithstanding any other provision of this Article FIFTEENTH, the indemnification obligation of the corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

(g)  The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article FIFTEENTH subject to the imposition of any conditions or limitations as the board of directors of the corporation may deem necessary or appropriate.

ANNEX C

BYLAWS
OF
PREMIUM BRANDS, INC.

ARTICLE I - OFFICES

Section 1.      Principal Office.

(a)           The principal office of the Corporation shall be designated from time to time by the Corporation and may be within or outside of Nevada.

(b)           The Corporation may have such other offices, either within or outside of the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Section 2.      Registered Agent. The registered agent of the Corporation, required by the Nevada Revised Statutes (“NRS”) to be maintained in the State of Nevada, may be, but need not be, identical with the principal office in the State of Nevada.

ARTICLE II - STOCKHOLDERS

Section 1.      Annual Meeting. The annual meeting of the stockholders shall be held on a date and at a time fixed by the Board of Directors of the Corporation (or by the President in the absence of action by the Board of Directors), for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the election of directors is not held on the day fixed as provided herein for any annual meeting of the stockholders, or any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as it may conveniently be held.

Section 2.      Special Meetings. Unless otherwise prescribed by statute, special meetings of the stockholders may be called for any purpose by the President or by the Board of Directors.  The President shall call a special meeting of the stockholders if the Corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Section 3.      Place of Meetings. The Board of Directors may designate any place, either within or outside of the State of Nevada, as the place for any annual meeting or any special meeting called by the Board of Directors.  A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or outside the State of Nevada, as the place for such meeting.

Section 4.      Notice of Meeting; Waiver of Notice.

(a)           Written notice stating the place, date and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, unless any other longer notice period is required by the NRS.  The Secretary shall be required to give such notice only to stockholders entitled to vote at the meeting except as otherwise required by the NRS.

(b)           Notice of a special meeting shall include a description of the purpose or purposes of the meeting.  Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the Articles of Incorporation of the Corporation; (ii) a merger or share exchange in which the Corporation is a party and, with respect to a share exchange, in which the Corporation's shares will be acquired; (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the Corporation or of another entity which this Corporation controls, in each case with or without the goodwill; (iv) a dissolution of the Corporation; (v) restatement of the Articles of Incorporation; or (vi) any other purpose for which a statement of purpose is required by the NRS. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form, of wire or wireless communication by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vole at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the stockholder at his address as it appears in the Corporation's current record of stockholders, with first class postage prepaid.  If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the stockholder.

ANNEX C

 (c)          When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which may have been transacted at the original meeting.  If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as of the new record date.

(d)           A stockholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such stockholder.  Such waiver shall be delivered to the Corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver.  Further, by attending a meeting either in person or by proxy, a stockholder waives objection to lack of notice or defective notice of the meeting unless the stockholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice.  By attending the meeting, the stockholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the stockholder objects to considering the matter when it is presented.

Section 5.      Fixing of Record Date.

(a)           For the purpose of determining stockholders entitled to (i) notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of stockholders for any other proper purpose, the Board of Directors may fix a future date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days, and, in case of a meeting of stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting it given to stockholders, or the date on which the resolution of the Board of Directors providing for a distribution is adopted, as the case may be. When a determination of stockholders entitled to vote at any meeting of stockholders is made as provided in this Section 5, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the Corporation's close of business on the record date.

(b)           Notwithstanding the above, the record date for determining the stockholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation.  The record date for determining stockholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

Section 6.      Voting Lists.

(a)           After a record date is fixed for a stockholder's meeting, the Secretary shall make, at the earlier of ten days before such meeting or two business days after notice of the meeting has been given, a complete list of the stockholders entitled to be given notice of such meeting or any adjournment thereof.  The list shall be arranged by voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each stockholder.  For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the Corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held.  Such list shall be available for inspection on written demand by any stockholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection.  The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

ANNEX C

(b)           Any stockholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided (i) the stockholder has been a stockholder for at least six months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding stockholder's interest as a stockholder, (iii) the stockholder describes with reasonable particularity the purpose and the records the stockholder desires to inspect, (iv) the records are directly connected with the described purpose, and (v) the stockholder pays a reasonable charge covering the costs of labor and materials for such copies, not to exceed the estimated cost of production and reproduction.

Section 7.      Quorum and Manner of Acting.

(a)           A majority of the votes entitled to be cast on a matter by a voting group represented in person or by proxy shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

(b)           If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation.

Section 8.      Proxies. At all meetings of stockholders, a stockholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A stockholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the stockholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the Secretary of the Corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the Corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

Section 9.      Voting of Shares.

(a)           Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation as permitted by the NRS.  Cumulative voting shall not be permitted in the election of directors or for any other purpose.  Each holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

(b)           At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors.

ANNEX C

Section 10.    Informal Action by Stockholders.

(a)           Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power entitled to vote with respect to the subject matter thereof and received by the Corporation. Such consent shall have the same force and effect as votes of the stockholders at a meeting and may be stated as such in any document. Action taken under this Section 10 is effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writing specify a different effective date, in which case such specified date shall be the effective date for such action.  If any stockholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining stockholders entitled to take action without a meeting is the date the Corporation first receives a writing upon which the action is taken.

(b)           Any stockholder who has signed a writing describing and consenting to action taken pursuant to this Section 10 may revoke such consent by a writing signed by the stockholder describing the action and stating that the stockholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

Section 11.   Meetings by Telecommunication. Any or all of the stockholders may participate in an annual or special stockholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A stockholder participating in a meeting by this means is deemed to be present in person at the meeting.

Section 12.    Organization.

(a)           Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the president, or, in the absence of the president, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b)           The chairman of the meeting may appoint one or more inspectors of elections.  The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 13.    Absentees’ Consent to Meetings.  Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof.  All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting.  Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

ANNEX C

ARTICLE III  - BOARD OF DIRECTORS

Section 1.      General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of its Board of Directors, except as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 2.     Number, Qualifications and Tenure. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors, but in no instance shall there be less than one director or that number otherwise required by law and no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of the State of Nevada or a stockholder of the Corporation.

Section 3.     Removal and Resignation of Directors. Directors shall be elected at each annual meeting of stockholders. Each director shall hold office until the next annual meeting of stockholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided by the NRS. Any director may be removed by the stockholders, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. Any director may resign at any time by giving written notice to the Secretary. Such resignation shall take effect at the time the notice is received by the Secretary unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the Corporation's acceptance of such resignation shall not be necessary to make it effective.

Section 4.     Vacancies. Any vacancy on the Board of Directors may be filled by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual stockholders' meeting at which directors are elected. If elected by the stockholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the stockholders shall hold office for the unexpired term of the last predecessor elected by the stockholders.

Section 5.     Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held without notice immediately after and at the same place as the annual meeting of stockholders. The Board of Directors may provide by resolution the time and place, either within or outside the State of Nevada, for the holding of additional regular meetings without other notice.

Section 6.     Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or outside the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the Board of Directors has so authorized.

Section 7.     Place of Meeting. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate.  A waiver of notice signed by the directors may designate any place for the holding of such meeting.

ANNEX C

Section 8.      Notice of Meetings.

(a)           Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, provided that the return receipt is signed by the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case maybe.

(b)           A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the Secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 9.      Quorum. A majority of the number of directors fixed by the Board of Directors pursuant to Article III, Section 2, or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 10.    Manner of Acting. Except as provided in Section 12 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 11.    Committees.

(a)           By resolution adopted by a majority of the directors in office when the action is taken, the Board of Directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the Board of Directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the Board of Directors, except that no such committee shall have the authority to (i) authorize distributions; (ii) approve or propose to stockholders actions or proposals required by the NRS to be approved by stockholders; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the Articles of Incorporation; (v) adopt, amend or repeal the Bylaws; (vi) approve a plan of merger not requiring stockholder approval; (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or officer to do so within limits specifically prescribed by the Board of Directors. The committee shall then have full power within the limits set by the Board of Directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment to the Articles of Incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the NRS.

(b)           Sections 5, 6, 8, 9, 10 or 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the Board of Directors, shall apply to committees and their members appointed under this Section 11.

Section 12.    Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the Board of Directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors or all of the committee members entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 10 is effective at the time or date the last director signs a writing describing the action so taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the President or the Secretary of the Corporation.

ANNEX C

Section 13.    Telephonic Meetings. The Board of Directors may permit any director (or any member of a committee designated by the Board) to participate in a regular or special meeting of the Board of Directors or a committee thereof thro ugh the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

Section 14.    Powers and Duties.

(a)           Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation.  The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b)           The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)           The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 15.    Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity.  If the Board of Directors establishes the compensation of directors pursuant to this Section 15, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 16.   Organization. Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the presient, or in his or her absence by a chairman chosen at the meeting.  The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.  The order of business at each such meeting shall be as determined by the chairman of the meeting

ANNEX C

ARTICLE IV- OFFICERS AND AGENTS

Section 1.     General. The officers of the Corporation shall consist of, as the Board of Directors may determine and appoint from time to time, a Chief Executive Officer, President, a Chief Operating Officer, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors and shall be a natural person eighteen years of age or older. One person may hold more than one office or may be assigned the duties of one or more offices. The Board of Directors or an officer or officers so authorized by the Board may appoint such other officers, assistant officers, committees and agents, including a Chairman of the Board, Assistant Secretaries and Assistant Treasurers, as they may consider necessary. Except as expressly prescribed by these Bylaws, the Board of Directors or the officer or officers authorized by the Board shall from time to time determine the procedure for appointment of officers, their authority and duties and their compensation, provided that the Board of Directors may change the authority, duties and compensation of any officer who is not appointed by the Board. In its discretion, the Board of Directors may leave unfilled any office except as may be required by law.

Section 2.      Appointment and Term of Office. The officers of the Corporation to be appointed by the Board of Directors shall be appointed at each annual meeting of the Board held after each annual meeting of the stockholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the Corporation, such appointment shall be made as determined by the Board of Directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3.

Section 3.      Resignation and Removal.

(a)           An officer may resign at any time by giving written notice of resignation to the Chief Executive Officer, the President, the Secretary or other person who appoints such officer. The resignation is effective when the notice is received by the Corporation unless the notice specifies a later effective date.

(b)           Any officer or agent may be removed at any time with or without cause by the Board of Directors or an officer or officers authorized by the Board. Such removal does not affect the contract rights, if any, of the Corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

Section 4.     Vacancies. A vacancy in any office, however occurring may be filled by the Board of Directors, or by the officer or officers authorized by the Board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the Board of Directors, or officer or officers authorized by the Board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board of Directors or officer or officers authorized by the Board provide that the successor shall not take office until the effective date. In the alternative, the Board of Directors, or officer or officers authorized by the Board of Directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

Section 5.      Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of stockholders and of the Board of Directors and shall have such other authority and perform such other duties as are prescribed by law, by these Bylaws and by the Board of Directors.

Section 6.     Chief Executive Officer. The Chief Executive Officer of the Corporation shall have, subject to the supervision and direction of the Board of Directors, general supervision of the business, property and affairs of the Corporation.  The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments.  The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board may from time to time determine.

Section 7.      President. The President shall have such authority and perform such duties as are prescribed by law, by these Bylaws, by the Board of Directors and by the Chief Executive Officer. The President, if there is no Chairman of the Board, or in the absence or the inability to act of the Chairman of the Board, shall preside at all meetings of stockholders and all meetings of the Board of Directors. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments.  The President shall perform all duties incident to the office of President and shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Chief Executive Officer may from time to time determine.

ANNEX C

Section 8.     Chief Operating Officer. The Chief Operating Officer of the Corporation, if any, subject to the supervision and direction of the Chief Executive Officer and the Board of Directors, shall manage and direct the day-to-day operations of the Corporation and shall oversee the implementation of the Corporation's business plan and objectives. He shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer or the President.

Section 9.     Vice Presidents. The Vice Presidents shall assist the President and shall perform such duties as may be assigned to them by the President or by the Board of Directors.

Section 10.   Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; shall attend to the giving and serving of all notices to stockholders and directors or other notices required by law or by these Bylaws; shall affix the seal of the Corporation to deeds, contracts and other instruments in writing requiring a seal, when duly signed or when so ordered by the Board of Directors; shall have charge of the certificate books and stock books and such other books and papers as the Board of Directors may direct; and shall perform all other duties incident to the office of Secretary and as may be prescribed by the Board of Directors.

Section 11.   Treasurer. The Treasurer shall have custody of all funds, securities and evidences of indebtedness of the Corporation; shall receive and give receipts and acquittances for moneys paid in on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the Corporation, of whatever nature, upon maturity; shall enter regularly in books to be kept by the Treasurer for that purpose, full and accurate accounts of all moneys received and paid out by the Treasurer on account of the Corporation; and shall perform all other duties incident to the office of Treasurer and as may be prescribed by the Board of Directors.

ARTICLE V - STOCK

Section 1.      Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 2.      Stock Certificates and Uncertified Shares.

(a)           The Board of Directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of the stockholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the Corporation by the President or one or more Vice Presidents and the Secretary or an assistant Secretary. In case of any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the Corporation.

(b)           If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the Corporation shall send the stockholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the NRS.

(c)           Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid.

Section 3.      Lost or Destroyed Certificates. In case of an alleged loss, destruction or mutilation of a certificate of stock, the Board of Directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with the law as the Board may prescribe. The Board of Directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

ANNEX C

Section 4.      Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors.  The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.      Transfer of Shares.

(a)           Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the Corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the Corporation which shall be kept at its principal office or by the person and at the place designated by the Board of Directors.

(b)           Except for the assertion of dissenters' rights to the extent provided in the NRS, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or right deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person.

Section 6.     Transfer Agent, Registrars and Paying Agents. The Board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents and registrars may be located either within or outside the State of Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

Section 7.     Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI – DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium.  The Board of Directors may fix in advance a record date, in accordance with and as provided in Article II Section 5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII - INDEMNIFICATION OF CERTAIN PERSONS

Section 1.      Indemnification of Directors and Officers.

(a)           For purposes of this Article, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “ Proceeding ” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

ANNEX C

(b)           Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful.  The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper.  Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action.  Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(c)           Indemnification pursuant to this Section 1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(d)           The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

Section 2.     Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

Section 3.     Non-Exclusivity of Rights. The rights to indemnification provided in this Article VII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

Section 4.     Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

ANNEX C

Section 5.     Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety.  No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

Section 6.     Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Article VII may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation.  In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Article VII and the choice of the person to provide the insurance or other financial arrangement is conclusive and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 7.      Amendment. The provisions of this Article VII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 7.  Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.  Notwithstanding any other provision of these Bylaws (including, without limitation, Article IX Section 3 below), no repeal or amendment of these Bylaws shall affect any or all of this Article VII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article IX Section 3 hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE VIII – CHANGES IN NEVADA LAW

References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE IX - MISCELLANEOUS

Section 1.     Seal. The Board of Directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the Corporation and the words, "Seal, Nevada."

Section 2.      Fiscal Year. The fiscal year of the Corporation shall be as established by the Board of Directors

ANNEX C

Section 3.      Amendments. The Board of Directors shall have power, to the maximum extent permitted by the NRS, to make, amend and repeal the Bylaws of the Corporation at any regular or special meeting of the Board unless the stockholders, in making, amending or repealing a particular Bylaw, expressly provide that the directors may not amend or repeal such Bylaw. The stockholders also shall have the power to make, amend or repeal the Bylaws of the Corporation at any annual meeting or at any special meeting called for that purpose.

Section 4.     Receipt of Notices by the Corporation. Notices, stockholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Corporation when they are actually received: (1) by the registered agent of the Corporation in Nevada; (2) at the principal office of the Corporation (as that office is designated in the most recent document filed by the Corporation with the Secretary of State for Nevada designating a principal office) addressed to the attention of the Secretary of the Corporation; (3) by the Secretary of the Corporation wherever the Secretary may be found; or (4) by any other person authorized from time to time by the Board of Directors or the President to receive such writings, wherever such person is found.

Section 5.      Gender. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

Section 6.      Conflicts. In the event of any irreconcilable conflict between these Bylaws and either the Corporation's Articles of Incorporation or applicable law, the latter shall control.

Section 7.      Definitions. Except as otherwise specifically provided in these Bylaws, all terms used in these Bylaws shall have the same definition as in the NRS.

ANNEX D

TITLE 17. CORPORATIONS, PARTNERSHIPS AND ASSOCIATIONS
CHAPTER 16 - WYOMING BUSINESS CORPORATION ACT

ARTICLE 13 - APPRAISAL RIGHTS

17-16-1301.  Definitions.

 (a) As used in this article:

 (i) "Beneficial shareholder" means the person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf;

 (ii) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in W.S. 17-16-1322 through 17-16-1331, includes the surviving entity in a merger;

 (iii) Repealed By Laws 2009, Ch. 115.

 (iv) "Fair value" means the value of the corporation's shares determined:

 (A) Immediately before the effectuation of the corporate action to which the shareholder objects;

 (B) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

 (C) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to W.S 17-16-1302(a)(v).

 (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

 (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

 (vii)"Shareholder" means the record shareholder or the beneficial shareholder.

 (viii)"Affiliate" means a person that directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof;

 (ix) "Beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because the member is the record holder of the securities if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted.ï¿½ When two (2) or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group;

ANNEX D

 (x) "Preferred shares" means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

17-16-1302. Right to appraisal.

 (a) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

 (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

 (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1104 or 17-16-1111 and the shareholder is entitled to vote on the merger or consolidation, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

 (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1105.

 (ii) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

 (iii) Consummation of a disposition of assets pursuant to W.S. 17-16-1202 if the shareholder is entitled to vote on the disposition;

 (iv) An amendment of the articles of incorporation with respect to a class or series of shares that:

 (A) Alters or abolishes a preferential right of the shares;

 (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

 (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

 (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

 (E) Reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.

 (v) Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets if specifically provided in the articles of incorporation, bylaws or a resolution of the board of directors;

ANNEX D

 (vi) Consummation of a transfer or domestication if the shareholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the shareholder before the transfer or domestication;

 (vii) Consummation of a conversion of the corporation to nonprofit status; or

 (viii) Consummation of a conversion of the corporation to an unincorporated entity.

 (b) Notwithstanding subsection (a) of this section, the availability of appraisal rights under paragraphs (a)(i), (ii), (iii), (iv), (vi) and (viii) of this section shall be limited in accordance with the following provisions:

 (i) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

 (A) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended; or

 (B) Traded in an organized market and has at least two thousand (2,000) shareholders and a market value of at least twenty million dollars ($20,000,000.00), exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares; or

 (C) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

 (ii) The applicability of paragraph (i) of this subsection shall be determined as of:

 (A) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

 (B) The day before the effective date of such corporate action if there is no meeting of shareholders.

 (iii) Paragraph (i) of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (i) of this subsection at the time the corporate action becomes effective;

 (iv) Reserved.

17-16-1303. Assertion of rights by nominees and beneficial owners.

 (a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted.ï¿½ The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

ANNEX D

 (b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder:

 (i) Submits to the corporation the record shareholder's written consent to the assertion of those rights not later than the date provided in W.S. 17-16-1322(b)(ii)(B); and

 (ii) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

17-16-1320. Notice of appraisal rights.

 (a) If proposed corporate action described in W.S. 17-16-1302 is to be submitted to a vote at a shareholders' meeting, the meeting notice shall state that corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article. If the corporation concludes that appraisal rights are or may be available, a copy of this article shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

 (b) In a merger pursuant to W.S. 17-16-1105, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective.ï¿½ The notice shall be sent within ten (10) days after the corporate action became effective and include the materials described in W.S. 17-16-1322.

 (c) Where any corporate action specified in W.S. 17-16-1302(a) is to be approved by written consent of the shareholders pursuant to W.S. 17-16-704:

 (i) Written notice that appraisal rights are, are not or may be available shall be given to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, shall be accompanied by a copy of this article; and

 (ii) Written notice that appraisal rights are, are not or may be available shall be delivered together with the notice to nonconsenting and nonvoting shareholders required by W.S. 17-16-704(e) and (f), may include the materials described in W.S. 17-16-1322 and, if the corporation has concluded that appraisal rights are or may be available, shall be accompanied by a copy of this article.

 (d) Where corporate action described in W.S. 17-16-1302(a) is proposed, or a merger pursuant to W.S 17-16-1105 is effected, the notice referred to in subsection (a) or (c) of this section, if the corporation concludes that appraisal rights are or may be available, and in subsection (b) of this section shall be accompanied by:

 (i) The annual financial statements specified in W.S. 17-16-1620(a) of the corporation that issued the shares that may be subject to appraisal, which shall be as of a date ending not more than sixteen (16) months before the date of the notice and shall comply with W.S. 17-16-1620(b); provided that, if the annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

 (ii) The latest available quarterly financial statements of such corporation, if any.

 (e) The right to receive the information described in subsection (d) of this section may be waived in writing by a shareholder before or after the corporate action.

17-16-1321. Notice of intent to demand payment and consequences of voting or consenting.

 (a) If proposed corporate action requiring appraisal under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

ANNEX D

 (i) Shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated; and

 (ii) Shall not vote or cause or permit to be voted any shares of the class or series in favor of the proposed action.

 (b) If a corporate action specified in W.S. 17-16-1302(a) is to be approved by written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares shall not execute a consent in favor of the proposed action with respect to that class or series of shares.

 (c) A shareholder who does not satisfy the requirements of subsection (a) or (b) of this section is not entitled to payment for his shares under this article.

17-16-1322. Appraisal notice and form.

 (a) If corporate action requiring appraisal under W.S. 17-16-1302(a) becomes effective, the corporation shall deliver a written appraisal notice to all shareholders who satisfied the requirements of W.S. 17-16-1321(a) or (b).ï¿½ In the case of a merger under W.S. 17-16-1105, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

 (b) The appraisal notice shall be sent no later than ten (10) days after the corporate action specified in W.S. 17-16-1302(a) became effective, and shall:

 (i) Supply a form that:

 (A)ï¿½ Specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action; and

 (B) If such announcement was made, requires that the shareholder asserting appraisal rights certify whether beneficial ownership of the shares for which appraisal rights are asserted was acquired before that date; and

 (C) Requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction.

 (ii) State:

 (A) Where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subparagraph (B) of this paragraph;

 (B) Date by which the corporation shall receive the form, which date may not be fewer than forty (40) nor more than sixty (60) days after the date the appraisal notice and form are sent pursuant to subsection (a) of this section, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

 (C) The corporation's estimate of the fair value of the shares;

 (D) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten (10) days after the date specified in subparagraph (B) of this paragraph the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

ANNEX D

(E) The date by which the notice to withdraw under W.S. 17-16-1323 must be received, which date shall be within twenty (20) days after the date specified in subparagraph (B) of this paragraph.

 (iii) Be accompanied by a copy of this article.

17-16-1323. Perfection of rights; right to withdraw.

 (a) A shareholder who receives notice pursuant to W.S. 17-16-1322 and who wishes to exercise appraisal rights shall sign and return the form sent by the corporation and, in the case of certificated shares, deposit his certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to W.S. 17-16-1322(b)(ii)(B).ï¿½ In addition, if applicable, the shareholder shall certify on the form whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to W.S. 17-16-1322(b)(i).ï¿½ If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after acquired shares under W.S. 17-16-1324.ï¿½ Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (b) of this section.

 (b) The shareholder who has complied with subsection (a) of this section may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to W.S. 17-16-1322(b)(ii)(E).ï¿½ A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

 (c) A shareholder who does not sign and return the form and, in the case of certificated shares, deposit his share certificates where required, each by the date set forth in the notice described in W.S. 17-16-1322(b), is not entitled to payment under this article.

17-16-1324. Payment.

 (a) Except as provided in W.S. 17-16-1325, within one hundred twenty (120) days after the form required by W.S. 17-16-1322(b)(ii)(B) is due, the corporation shall pay in cash or other agreed upon consideration to those shareholders who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus interest.

 (b) The payment to each shareholder pursuant to subsection (a) of this section shall be accompanied by:

 (i) The annual financial statements specified in W.S. 17-16-1620(a) of the corporation that issued the shares to be appraised, which shall be of a date ending not more than sixteen (16) months before the date of payment and shall comply with W.S. 17-16-1620(b), provided that if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information.ï¿½ The corporation shall also provide the latest available quarterly financial statements, if any;

 (ii) A statement of the corporation's estimate of the fair value of the shares which estimate shall equal or exceed the corporation's estimate given pursuant to W.S. 17-16-1322(b)(ii)(C);

 (iii) A statement that shareholders described in subsection (a) of this section have the right to demand further payment under W.S. 17-16-1326 and that if any shareholder does not do so within the time period specified therein, the shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation's obligations under this article.

17-16-1325. After-acquired shares.

 (a) A corporation may elect to withhold payment required by W.S. 17-16-1324 from any shareholder who was required to, but did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to W.S. 17-16-1322(b)(i).

ANNEX D

 (b) If the corporation elected to withhold payment under subsection (a) of this section, it shall, within thirty (30) days after the form required by W.S. 17-16-1322(b)(ii)(B) is due, notify all shareholders described in subsection (a) of this section:

 (i) Of the information required by W.S. 17-16-1324(b)(i);

 (ii) Of the corporation's estimate of fair value pursuant to W.S. 17-16-1324(b)(ii);

 (iii) That they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under W.S. 17-16-1326;

 (iv) That those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation's offer within thirty (30) days after receiving the offer; and

 (v) That those shareholders who do not satisfy the requirements for demanding appraisal under W.S. 17-16-1326 shall be deemed to have accepted the corporation's offer.

 (c) Within ten (10) days after receiving the shareholder's acceptance pursuant to subsection (b) of this section, the corporation shall pay in cash or other agreed upon consideration the amount it offered under paragraph (b)(ii) of this section to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

 (d) Within one hundred thirty (130) days after sending the notice described in subsection (b) of this section, the corporation shall pay in cash the amount it offered to pay under paragraph (b)(ii) of this section to each shareholder described in paragraph (b)(v) of this section.

17-16-1326. Procedure if shareholder dissatisfied with payment or offer.

 (a) A shareholder paid pursuant to W.S. 17-16-1324 who is dissatisfied with the amount of the payment may notify the corporation in writing of that shareholder's estimate of the fair value of his shares and demand payment of his estimate plus interest, less any payment under W.S. 17-16-1324. A shareholder offered payment under W.S. 17-16-1325 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

 (b) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (a) of this section within thirty (30) days after receiving the corporation's payment or offer of payment under W.S. 17-16-1324 or 17-16-1325, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

17-16-1330. Court action.

 (a) If a shareholder makes a demand for payment under W.S. 17-16-1326 which remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest.ï¿½ If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each shareholder demanding appraisal rights whose demand remains unsettled the amount demanded pursuant to W.S. 17-16-1326 plus interest.

 (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located.ï¿½ If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the principal office or registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located at the time of the transaction.

ANNEX D

 (c) The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition.ï¿½ Nonresidents may be served by registered or certified mail or by publication as provided by law.

 (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive.ï¿½ The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value.ï¿½ The appraisers have the powers described in the order appointing them, or in the amendment to it.ï¿½ The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

 (e) Each shareholder made a party to the proceeding is entitled to judgment for:

 (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation to the shareholder for those shares; or

 (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1325.

17-16-1331. Court costs and counsel fees.

 (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court.ï¿½ The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the shareholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

 (b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

 (i) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1326; or

 (ii) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

 (c) If the court in an appraisal proceeding finds that the services of counsel and any other expenses incurred for any shareholder demanding appraisal were of substantial benefit to other shareholders similarly situated, and that the fees for those services and other expenses should not be assessed against the corporation, the court may direct that those fees and expenses be paid out of the amounts awarded the shareholders who were benefited.

 (d) To the extent the corporation fails to make a required payment pursuant to W.S. 17-16-1324, 17-16-1325 or 17-16-1326, the shareholder may sue directly for the amount owed, and to the extent successful, shall be entitled to recover from the corporation all expenses of the suit.

17-16-1340.  Other remedies limited.

 (a) The legality of a proposed or completed corporate action described in W.S. 17-16-1302(a) may not be contested, nor may the corporate action be enjoined, set aside or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

 (b) Subsection (a) of this section does not apply to a corporate action that:

ANNEX D

 (i) Was not authorized and approved in accordance with the applicable provisions of:

 (A) Article 9, 10, 11 or 12 of this act;

 (B) The articles of incorporation or bylaws; or

 (C) The resolution of the board of directors authorizing the corporate action.

 (ii) Was procured as a result of fraud, a material misrepresentation or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

 (iii) Reserved;

 (iv) Is approved by less than unanimous consent of the voting shareholders pursuant to W.S. 17-16-704 if:

 (A) The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten (10) days before the corporate action was effected; and

 (B) The proceeding challenging the corporate action is commenced within ten (10) days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.